UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984
                                                    ----------

                           The New Ireland Fund, Inc.
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                            300 First Stamford Place
                               Stamford, CT 06902
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                Boston, MA 02110
       ------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 328-1820
                                                           ---------------

                       Date of fiscal year end: October 31
                                               ------------
                    Date of reporting period: October 31,2007
                                              ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------

                                       THE
                                   NEW IRELAND
                                      FUND

                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                OCTOBER 31, 2007

--------------------------------------------------------------------------------

        COVER PHOTOGRAPH -- BELFAST CITY HALL, BELFAST, NORTHERN IRELAND
                      PROVIDED COURTESY OF TOURISM IRELAND

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

      As may be seen in the Economic Review section on the next page, the Irish economy remains strong although the growth forecast for the current year has been reduced to 4.75% with the expectation for 2008 being 3.5%. In the context of the Western European economies, these growth rates are still very satisfactory as Ireland continues to grow at a faster pace than most other countries.

      Over the past 12 months, the Fund's Net Asset Value ("NAV") increased by only 2.88%, as a result of the substantial drop in the Irish Equities market ("ISEQ") over recent months. This fall in the ISEQ reflects the sub-prime debacle here in the U.S. as well as the downward trend in the residential housing market in Ireland. Having said this, the drop has been substantially worse than in other European markets and it is hoped that a correction will take place over coming months to bring the ISEQ back in line with its European peer markets. Another reason is the fact that three of the top six companies in the ISEQ, by capitalization, are financial institutions, whose stock prices appear to have over-reacted to the U.S. sub-prime problems.

      In early November, the Board of the Fund declared a distribution for the fiscal year ended October 31, 2007, in an amount of $5.22 per share. This will be a stock distribution however shareholders are being given the option of taking the distribution in cash, should they so wish. The $5.22 per share is comprised of long-term capital gains of $4.66, short-term capital gains of $0.20 and net investment income of $0.36. The distribution will be made under date of December 28, 2007 to all shareholders of record on November 16, 2007.

      In late November, Mr. Brendan Donohoe, Director and President of the Fund, resigned from these positions because he will no longer be resident in the United States. We were sorry to learn of this because, over these past few years, we very much valued his contributions both as a Director and as President of the Fund. On behalf of the Board, I would like to thank him, most sincerely, for his commitment to the Fund. The Board recently appointed Mr. Michael Grealy to fill the vacancies of Director and President resulting from Mr. Donohoe's resignation.

PERFORMANCE

      For the fiscal year just ended, the Fund's NAV increased by 2.88% compared to a rise of 3.94% in the ISEQ index, in U.S. dollar terms*, and a rise of 6.0% excluding Bank of Ireland, in which the Fund is precluded from investing. The performance of the Irish market was again weak in the fourth fiscal quarter, underperforming most European and developed International markets. Over the quarter, the Fund's NAV decreased by 4.9% as compared to a 2.4% decline in the ISEQ. Excluding Bank of Ireland, the Irish market was

* All returns are quoted in U.S. Dollars unless otherwise stated.

down 2.2%. The Fund's underperformance relative to its benchmark, over the quarter, was due to the knock-on effect of the sub-prime situation in the U.S. as well as being due to it not holding an investment in the pharmaceutical company Elan, the fourth largest stock in the ISEQ, which rose 32% on continued optimism in relation to a number of it's pipeline drugs.

      The Euro rose by 5.7% and 13.3% against the U.S. dollar over the three and twelve month periods respectively.

      During fiscal 2007, we continued to implement the Share Repurchase Program (the "Program") and over the 12 months, the Fund repurchased and retired 125,300 shares at a cost of $3.70 million. These repurchases represent a reduction of 2.70% of the shares outstanding at October 31, 2006 and they positively impacted the Fund's NAV by 7 cents per share. Since commencement of the Program in fiscal 2000, repurchases have totaled 1,440,550 shares representing 23.4% of total shares, which have been issued by the Fund.

ECONOMIC REVIEW

      The Irish economy continues to expand at a robust pace, although the rate of expansion is likely to decelerate into 2008. Latest Central Bank of Ireland ("CBOI") forecasts project GDP growth of 4.75% in 2007 and 3.5% in 2008. The international backdrop remains generally favorable although the recent turbulence in global financial markets has shifted the balance of risk to the downside. U.S. economic growth looks set to continue to decelerate while European growth, though still relatively strong, is also showing some signs of softness. Elsewhere growth continues to be strong, particularly in Asia, with China and India being driven by exceptional domestic demand.

      Irish domestic demand has been strong in recent years, driven primarily by residential investment and consumer spending. All available evidence suggests that housing completions peaked in 2006 at 88,000 units and will decline reasonably sharply to a more sustainable level of output. The CBOI predicts 75,000 units in 2007 and 65,000 units in 2008 although leading indicators suggest that the 2008 outcome could be even lower. Private consumption expenditure and spending on home improvements will likely maintain greater momentum in the short term boosted by the release of funds from maturing Special Savings Incentive Accounts ("SSIAs") and a strong pick up in rents. Non-residential spending is expected to remain robust given a healthy commercial property market and major spending on infrastructure under the National Development Plan. Export performance has slowed slightly from the strong start to the year but activity remains well above previous years.

      Global inflationary signals have been mixed in recent months with some easing in the U.S. and U.K. but with more persistent inflation throughout Europe. With regard to monetary policy, the U.S. Federal Reserve has eased interest rates 0.75% in response to the credit crisis while interest rates in the Euro Zone and the U.K. would appear to be on hold at present.

      Irish consumer sentiment fell in October with the 3-month moving average falling to 72.7 from the 73.6 recorded in September. The 3-month moving average stood at 86.0 in October 2006. Consumers' perception of their current and future financial situations weakened in October. Respondents appeared concerned with regard to the outlook for the labor market and the overall economy over the next 12 months.

      The Live Employment Register trends show continued resilience in the labor market although employment trends will decelerate into 2008. The slowing of growth in the residential construction sector is acting as a drag on overall employment growth which is forecast at 3% in 2007 and 1.5% in 2008. However the economy is forecast to remain at, or close to, full employment with an unemployment rate forecast of 4.75% for 2007 and 5.25% for 2008.

      Retail sales rose 5.1% in August driven by sales of electrical goods, clothing and footwear. Sales of home improvement materials rose 4.4% and furniture sales, at 7.1%, showed a slight moderation from previous months. CBOI is forecasting 7% growth in consumer spending in 2007 with a drop to 3.75% in 2008 due to the reduced impact of the SSIA accounts.

      The annual Harmonized Index of Consumer Prices ("HCIP") rose 0.1% in October resulting in an annual rise of 3.0%. Home heating oil and diesel rose 2.5% and 0.6%, respectively, over the month while a rise in food prices of 1.4% offset a fall in clothing/footwear of 0.6%. HCIP forecasts are for 2.8% in 2007 slowing to 2.25% in 2008.

      Annual private sector credit growth declined to 19.5% in September, down from 20.1% in August. Demand for non-mortgage credit also declined with an annual adjusted rate of 24.5% recorded in September, down from 25% in August. As expected the annual rate of increase in residential mortgages continued its downward trend declining to 16.1% between August and September.

EQUITY MARKET REVIEW

      World stock markets posted a mixed performance during the quarter:

                                       TWELVE MONTHS ENDED     QUARTER ENDED
                                        OCTOBER 31ST, 2007   OCTOBER 31ST, 2007
                                       -------------------   ------------------
                                        LOCAL                 LOCAL
                                       CURRENCY    U.S. $    CURRENCY    U.S. $
                                       --------   --------   --------    ------
Irish Equities (ISEQ)                     -8.24%     3.94%      -7.62%    -2.41%

S&P 500                                   12.44%    12.44%       6.47%     6.47%
NASDAQ                                    20.81%    20.81%      12.29%    12.29%
UK Equities (FTSE 100)                     9.67%    19.48%       5.68%     7.91%
Japanese Equities                          0.16%     1.49%      -5.05%    -1.72%

Dow Jones Eurostoxx 50                    13.93%    29.06%       3.36%     9.19%
German Equities (DAX)                     27.92%    44.90%       5.74%    11.70%
French Equities (CAC 40)                   9.33%    23.85%       1.68%     7.42%
Dutch Equities (AEX)                      12.59%    27.54%       2.60%     8.38%

      A number of the Fund's holdings released results or trading statements during the most recent quarter, with highlights as follows:

      CRH PLC reported strong interim results with operating profits increasing 26% to (euro) 771m. The group's European businesses posted a 50% increase in profits driven by exceptional growth in Poland and the Ukraine. This compensated for a weaker outturn in the Group's North American units, which registered a 2% profit decline. Earnings per Share ("EPS") forecasts for fiscal year 2007 were upgraded by 4-5% post these figures. CRH derated markedly in the period as investor concern with regard to the outlook for construction markets, in general, increased but it is felt that the Group remains excellent value at current levels.

      KINGSPAN GROUP PLC again posted a strong set of interim figures with sales and trading profits ahead 34% and 30% respectively. Demand for their major product - insulation panels - continues to be very robust across Europe with Central & Eastern Europe showing underlying growth of 40% in the period. The Group reiterated prior guidance of at least a 20% increase in operating profits for 2007.

      RYANAIR HOLDINGS PLC was a strong performer in the quarter as profit guidance that was given following the announcement of the Company's full year results in May, began to look increasingly conservative. Yield trends are improving as overall capacity remains constrained in the European short haul market while demand has remained robust despite increased airport charges on passengers in the U,K.. Over the quarter, the Company also completed the stock repurchase of a majority of the planned (euro) 300 million buyback.

      GRAFTON GROUP PLC was a poor performer during the quarter despite the release of strong interim results. Revenue and adjusted earnings were ahead 13% and 18% in the first half. However investor focus during the period was concentrated on a more difficult outlook for the Group's Irish merchanting business given the expected decline in housing completions in 2008 and a more difficult trading environment for the Group's U.K. businesses given recent interest rate increases.

      ICON PLC was an excellent performer during the period and reported strong Q3 results. Revenue and diluted EPS increased by 38% and 40% respectively over the prior year period. A strong book to bill ratio of 1.4x gave the group scope to raise EPS guidance for 2007 to between $1.82 and $1.85 indicating profit growth of 38% for 2007. Icon continues to benefit from R&D outsourcing trends in the pharmaceutical industry.

CURRENT OUTLOOK

      Despite the significant slowdown in the residential housing market, GDP growth should remain reasonably strong based on the CBOI forecasts of 4.75% and 3.5% for 2007 and 2008, respectively. From an International perspective, recent credit concerns have clouded the picture but, on balance, it is believed that the environment remains positive. The ISEQ now trades on a multi-year low of 11.7x 2007 earnings and yields 2.5% with earnings growth of 16.6% forecast for this year and 11.9% for 2008. This compares favorably with other European markets that trade on higher multiples and where earnings are forecast to grow at a rate of approximately 10%.

Sincerely,

/s/ [signature]

Chairman
December 21, 2007

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

                                         MARKET VALUE        NET ASSET VALUE (a)
                                     --------------------   --------------------
                                                  AVERAGE                AVERAGE
                                     CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                     ----------   -------   ----------   -------
One Year                                 2.17       2.17        2.88       2.88
Three Year                              85.61      22.90       76.48      20.85
Five Year                              297.57      31.79      233.68      27.25
Ten Year                               239.76      13.01      186.09      11.08

                       PER SHARE INFORMATION AND RETURNS

                       1998    1999    2000     2001     2002    2003    2004    2005    2006    2007
------------------------------------------------------------------------------------------------------
Net Asset
   Value ($)          21.36   19.75   20.06    13.28    11.04   16.29   20.74   24.36   32.55   30.95
Income
   Dividends ($)      (0.07)     --   (0.13)   (0.01)   (0.03)     --   (0.09)  (0.03)  (0.16)  (0.24)
Capital Gains
Other
   Distributions ($)  (0.70)  (1.14)  (1.60)   (2.65)   (0.69)     --      --      --   (1.77)  (2.40)
Restated Total
   Return (%) (a)(b)  11.68   (2.37)  12.86   (20.99)  (11.44)  47.55   28.14   17.51   45.97    2.88

NOTES

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) The Net Asset Value total return information set forth in the "Per Share Information and Returns" table for 2002 and prior years, that appeared in the Annual Report for 2003 and the Semi-Annual Report and the Annual Report for each of 2004, 2005 and 2006 was calculated using the NAV reinvestment prices rather than the market reinvestment prices. In order to be consistent all historic returns should have been calculated using market reinvestment prices. The information that appeared was 2002 - (12.07)%; 2001 - (23.76)%; 2000 - 13.27%; 1999 - (2.79)% and 1998 -
      11.68%. The years of 1998 to 2002 have been restated to be consistent with the methodology used beginning in 2003 to calculate the total returns. The Net Asset Value total return information that appears in the table was calculated using market reinvestment prices.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

               PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2007
                           (PERCENTAGE OF NET ASSETS)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Food and Agriculture                                                       6.23%
Technology                                                                 3.28%
Construction and Building Materials                                       28.52%
Financial                                                                 17.41%
Food and Beverages                                                         8.87%
Publishing and News                                                        2.30%
Other Assets                                                               9.11%
Transportation                                                             9.40%
Business Services                                                          5.19%
Health Care Services                                                       4.16%
Diversified Financial Services                                             5.53%

                TOP 10 HOLDINGS BY ISSUER AS OF OCTOBER 31, 2007

HOLDING                     SECTOR                               % OF NET ASSETS
-------                     ------                               ---------------
CRH PLC                     Construction and Building Materials      15.97%
Allied Irish Banks PLC      Financial                                14.64%
Ryanair Holdings PLC        Transportation                            7.42%
IAWS Group PLC              Food and Agriculture                      6.23%
Kingspan Group PLC          Construction and Building Materials       5.93%
Kerry Group PLC, Series A   Food and Beverages                        5.43%
Grafton Group PLC-UTS       Construction and Building Materials       4.81%
DCC PLC                     Business Services                         3.81%
FBD Holdings PLC            Diversified Financial Services            3.26%
Irish Life & Permanent PLC  Financial                                 2.77%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

                                                                    Value (U.S.)
October 31, 2007                                          Shares      (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (97.71%)
COMMON STOCKS OF IRISH COMPANIES (96.84%)

AGRICULTURAL OPERATIONS (1.56%)
     Origin Enterprises PLC (a)*                          428,163   $  2,267,182
                                                                    ------------
BUSINESS SERVICES (5.19%)
     CPL Resources PLC                                    200,982      1,701,019
     DCC PLC                                              202,501      5,560,573
     Newcourt Group PLC*                                  155,655        301,762
                                                                    ------------
                                                                       7,563,354
                                                                    ------------
BUSINESS SUPPORT SERVICES (1.35%)
     Veris PLC*                                           500,000      1,967,592
                                                                    ------------
COMPUTER SOFTWARE AND SERVICES (0.47%)
     IONA Technologies PLC-ADR*                           169,300        687,358
                                                                    ------------
CONSTRUCTION AND BUILDING MATERIALS (28.52%)
     CRH PLC                                              610,929     23,281,058
     Grafton Group PLC-UTS                                630,458      7,014,209
     Kingspan Group PLC                                   367,799      8,646,893
     McInerney Holdings PLC                             1,255,467      2,633,719
                                                                    ------------
                                                                      41,575,879
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (5.53%)
     Boundary Capital PLC (a)*                            635,534        616,042
     FBD Holdings PLC                                     132,585      4,747,509
     IFG Group PLC                                        556,276      1,464,731
     TVC Holdings PLC (a)*                                815,973      1,239,542
                                                                    ------------
                                                                       8,067,824
                                                                    ------------
FINANCIAL (17.41%)
     Allied Irish Banks PLC                               855,747     21,344,149
     Irish Life & Permanent PLC                           178,245      4,034,752
                                                                    ------------
                                                                      25,378,901
                                                                    ------------
FOOD & AGRICULTURE (6.23%)
     IAWS Group PLC                                       386,346      9,082,930
                                                                    ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

                                                                    Value (U.S.)
October 31, 2007                                          Shares      (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

FOOD AND BEVERAGES (8.87%)
     C&C Group PLC                                        460,018   $  3,673,754
     Fyffes PLC                                           552,258        759,035
     Kerry Group PLC, Series A                            264,601      7,914,294
     Total Produce PLC                                    552,258        579,264
                                                                    ------------
                                                                      12,926,347
                                                                    ------------
FOREST PRODUCTS & PAPER (2.09%)
     Smurfit Kappa Group PLC (a)*                         151,515      3,044,767
                                                                    ------------
HEALTH CARE SERVICES (4.16%)
     ICON PLC-Sponsored ADR*                               53,947      3,128,926
     United Drug PLC                                      587,476      2,932,280
                                                                    ------------
                                                                       6,061,206
                                                                    ------------
PUBLISHING AND NEWS (2.30%)
     Independent News & Media PLC                         916,258      3,353,780
                                                                    ------------
REAL ESTATE DEVELOPMENT (0.10%)
     Blackrock International Land PLC*                    218,009        138,779
                                                                    ------------
TECHNOLOGY (3.28%)
     Horizon Technology Group PLC*                      1,321,900      1,874,221
     Norkom Group PLC (a)*                                364,481        896,438
     Norkom Group PLC*                                    818,699      2,013,582
                                                                    ------------
                                                                       4,784,241
                                                                    ------------
TELECOMMUNICATIONS (0.38%)
     Zamano PLC*                                        1,100,000        557,002
                                                                    ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

                                                                    Value (U.S.)
October 31, 2007                                          Shares      (Note A)
--------------------------------------------------------------------------------
TRANSPORTATION (9.40%)
     Aer Lingus Group PLC (a)*                            249,183   $    858,008
     Ryanair Holdings PLC*                              1,300,000     10,814,524
     Ryanair Holdings PLC-Sponsored ADR*                   41,285      2,030,809
                                                                    ------------
                                                                      13,703,341
                                                                    ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $72,342,033)                                                141,160,483
                                                                    ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (0.87%)
   (Cost U.S. $575,774)

CONSULTING SERVICES (0.87%)
     RPS Group PLC                                        156,570      1,266,858
                                                                    ------------
TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT
   (Cost $72,917,807)
                                                                    $142,427,341
                                                                    ------------

                                                            Face
                                                            Value

FOREIGN CURRENCY ON DEPOSIT (0.05%)
     British Pounds Sterling                        (pound) 2,447   $      5,082
     Euro                                           (euro) 42,393         61,333
                                                                    ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $66,005)**                                                       66,415
                                                                    ------------
TOTAL INVESTMENTS (97.76%)
   (Cost $72,983,812)                                                142,493,756
OTHER ASSETS AND LIABILITIES (2.24%)                                   3,270,968
                                                                    ------------
NET ASSETS (100.00%)
                                                                    $145,764,724
                                                                    ============

--------------------------------------------------------------------------------
(a) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2007, these securities amounted to $8,921,979 or 6.12% of net assets.

  *   Non-income producing security.

 **   Foreign currency held on deposit at JPMorgan Chase & Co.

ADR   - American Depositary Receipt traded in U.S. dollars.

UTS   - Units

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

October 31, 2007
--------------------------------------------------------------------------------

ASSETS:
   Investments at value (Cost $72,917,807)
     See accompanying schedule                                U.S. $ 142,427,341
   Cash                                                                3,052,242
   Foreign currency (Cost $66,005)                                        66,415
   Dividends receivable                                                  389,139
   Prepaid expenses                                                       56,534
                                                                   -------------
     Total Assets                                                    145,991,671
                                                                   -------------
LIABILITIES:
   Investment advisory fee payable (Note B)                               83,159
   Accrued audit fees payable                                             35,000
   Printing fees payable                                                  30,994
   Accrued legal fees payable                                             25,240
   Administration fee payable (Note B)                                    18,570
   Directors' fees and expenses (Note C)                                  17,624
   Accrued expenses and other payables                                     9,894
   Custodian fees payable (Note B)                                         5,716
   Transfer agent fees payable                                               750
                                                                   -------------
     Total Liabilities                                                   226,947
                                                                   -------------
NET ASSETS                                                    U.S. $ 145,764,724
                                                                   =============
AT OCTOBER 31, 2007 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
     Authorized 20,000,000 Shares
     Issued and Outstanding 4,709,513 Shares                  U.S. $      47,095
   Additional Paid-in Capital                                         51,601,704
   Undistributed Net Investment Income                                 1,705,049
   Accumulated Net Realized Gain                                      22,886,807
   Net Unrealized Appreciation of Securities,
     Foreign Currency and Net Other Assets                            69,524,069
                                                                   -------------
TOTAL NET ASSETS                                              U.S. $ 145,764,724
                                                                   =============
NET ASSET VALUE PER SHARE
   (Applicable to 4,709,513 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $145,764,724 / 4,709,513)                               U.S. $       30.95
                                                                   =============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS

---------------------------------------------------------------------------------------------------
                                                                                 For the Year Ended
                                                                                  October 31, 2007
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                                    U.S. $    3,681,694
   Interest                                                                                  34,159
                                                                                     --------------
TOTAL INVESTMENT INCOME                                                                   3,715,853
                                                                                     --------------

EXPENSES
   Investment advisory fee (Note B)                             $   1,048,665
   Administration fee (Note B)                                        272,114
   Directors' fees and expenses (Note C)                              215,745
   Audit fees                                                          37,804
   Compliance fees                                                     62,893
   Legal fees                                                         103,289
   Printing fees                                                       74,318
   Custodian fees (Note B)                                             67,634
   Other                                                              203,077
                                                                -------------
TOTAL EXPENSES                                                                            2,085,539
                                                                                     --------------
NET INVESTMENT INCOME                                                           U.S. $    1,630,314
                                                                                     --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE E)
   Realized gain on:
     Securities transactions                                       22,903,469
     Foreign currency transactions                                     74,735
                                                                -------------
   Net realized gain on investments during the year                                      22,978,204
                                                                                     --------------
   Net change in unrealized appreciation (depreciation) of:
     Securities                                                   (20,220,349)
     Foreign currency and net other assets                              5,821
                                                                -------------
   Net unrealized depreciation of investments during the year                           (20,214,528)
                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                           2,763,676
                                                                                     --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              U.S. $    4,393,990
                                                                                     ==============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                                Year Ended              Year Ended
                                                             October 31, 2007        October 31, 2006
-----------------------------------------------------------------------------------------------------
Net investment income                                   U.S. $      1,630,314   U.S. $      1,076,882
Net realized gain on investments                                   22,978,204              11,161,156
Net unrealized appreciation/(depreciation)
   of investments, foreign currency holdings
   and net other assets                                           (20,214,528)             35,088,838
                                                             ----------------        ----------------
Net increase in net assets resulting from
   operations                                                       4,393,990              47,326,876
                                                             ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                         (1,113,999)               (722,941)
     Net realized gains                                           (11,139,986)             (7,997,529)
                                                             ----------------        ----------------
Total distributions                                               (12,253,985)             (8,720,470)
                                                             ----------------        ----------------

CAPITAL SHARE TRANSACTIONS:
     Value of 125,300 and 60,950 shares
     repurchased, respectively (Note G)                            (3,696,735)             (1,460,049)
     Value of shares issued to shareholders in
     connection with a stock distribution (Note F)                  6,219,513               3,766,311
                                                             ----------------        ----------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS                                                     2,522,778               2,306,262
                                                             ----------------        ----------------
Total increase/(decrease) in net assets                            (5,337,217)             40,912,668
                                                             ----------------        ----------------

NET ASSETS
     Beginning of year                                            151,101,941             110,189,273
                                                             ----------------        ----------------
     End of year (Including undistributed
     net investment income of $1,705,049
     and $1,127,060, respectively)                      U.S. $    145,764,724   U.S. $    151,101,941
                                                             ================        ================

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                                                               Year Ended October 31,
                                                          ---------------------------------------------------------------
                                                             2007          2006          2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
Operating Performance:
Net Asset Value,
   Beginning of Year                                 U.S. $   32.55     $   24.36     $   20.74     $  16.29     $  11.04
                                                          ---------     ---------     ---------     --------     --------
Net Investment Income/(Loss)                                   0.35          0.23          0.16        (0.00)#       0.07
Net Realized and Unrealized
   Gain/(Loss) on Investments                                  0.69          9.98          3.38         4.49         5.08
                                                          ---------     ---------     ---------     --------     --------
Net Increase/(Decrease) in
   Net Assets Resulting from
   Investment Operations                                       1.04         10.21          3.54         4.49         5.15
                                                          ---------     ---------     ---------     --------     --------
Distributions to Shareholders from:
   Net Investment Income                                      (0.24)        (0.16)        (0.03)       (0.09)          --
   Net Realized Gains                                         (2.40)        (1.77)           --           --           --
                                                          ---------     ---------     ---------     --------     --------
Total from Distributions                                      (2.64)        (1.93)        (0.03)       (0.09)          --
                                                          ---------     ---------     ---------     --------     --------
Anti-Dilutive/(Dilutive) Impact
   of Capital Share Transactions                               0.00++       (0.09)+        0.11         0.05         0.10
                                                          ---------     ---------     ---------     --------     --------
Net Asset Value,
   End of Period                                     U.S. $   30.95     $   32.55     $   24.36     $  20.74     $  16.29
                                                          =========     =========     =========     ========     ========
Share Price, End of Period                           U.S. $   28.96     $   30.67     $   21.95     $  18.46     $  13.81
                                                          =========     =========     =========     ========     ========
Total NAV Investment Return (a)                                2.88%        45.97%        17.51%       28.14%       47.55%
                                                          =========     =========     =========     ========     ========
Total Market Investment
   Return (b)                                                  2.17%        52.47%        19.07%       34.47%       59.28%
                                                          =========     =========     =========     ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
   End of Year (000's)                               U.S. $ 145,765     $ 151,102     $ 110,189     $ 97,253     $ 77,790
Ratio of Net Investment
   Income/(Loss) to Average
   Net Assets                                                  1.02%         0.86%         0.66%       (0.00)%++     0.54%
Ratio of Operating Expenses
   to Average Net Assets                                       1.31%         1.40%         1.34%        1.80%        1.78%
Portfolio Turnover Rate                                          13%           11%           13%           5%          10%

(a) Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

+ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.

++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.

#     Amount represents less than $0.01 per share.

++    Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

      Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. SIGNIFICANT ACCOUNTING POLICIES:

      The  preparation  of financial  statements in accordance  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

      DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

      For tax purposes, at October 31, 2007 and October 31, 2006, the Fund distributed $1,253,249 and $734,293, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2007 and October 31, 2006, $11,000,736 and $7,986,177, respectively of long-term capital gains.

      During the year ended October 31, 2007, the Fund realized net foreign currency gains of $74,735, which increased distributable net income for tax purposes; accordingly such gains have been reclassified to undistributed net investment income from accumulated net realized gains.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

      U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

      CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

      FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2007.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

      USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accrual results could differ from those estimates.

      NEW  ACCOUNTING  PRONOUNCEMENTS:  In July 2006,  the Financial  Accounting
Standards Board (FASB) issued FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.

      In  addition,   in  September  2006,  Statement  of  Financial  Accounting
Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

framework for measuring fair value and expands disclosures about fair value measurements.

      Also, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the Funds' choice to use fair value on their earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. SFAS 159 is effective for fiscal years beginning after November 15, 2007.

      At this time, management is evaluating the implications SFAS 157 and SFAS 159 and their impact on the Funds' financial statements, if any, has not been determined.

B. MANAGEMENT SERVICES:

      The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

      The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly.

      The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets.

C. DIRECTORS FEES:

      The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $16,000, plus U.S. $2,000 for each meeting of the Board of Directors attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. A fee of U.S. $1,500 is paid for each meeting of a Committee of the Board attended in person or via telephone. The Fund pays the Chairman of the Board of Directors of the Fund an additional annual fee of U.S. $35,000. Also, the Fund pays the Chairperson of the Audit Committee an additional U.S. $3,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

      The cost of purchases and proceeds from sales of securities for the year ended October 31, 2007, excluding U.S. government and short-term investments, aggregated U.S. $21,100,214 and U.S. $30,710,155, respectively.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

E. COMPONENTS OF DISTRIBUTABLE EARNINGS:

      As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

                  Undistributed   Accumulated
                     Ordinary       Long-Term    Net Unrealized
                      Income          Gains       Appreciation
                  -------------   ------------   -------------
                   $ 2,655,292    $ 21,936,564    $ 69,524,069

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of October 31, 2007 were as follows:

                                                                       Gross
                     Gross            Gross                         Unrealized
                  Unrealized       Unrealized     Net Unrealized   Appreciation        Net
Total Cost of    Appreciation     Depreciation     Appreciation     on Foreign     Unrealized
 Investments    on Investments   on Investments   on Investments     Currency     Appreciation
-------------   --------------   --------------   --------------   ------------   ------------
 $ 72,917,807    $ 73,538,570     $ (4,029,036)    $ 69,509,534      $ 14,535     $ 69,524,069

      There were no permanent tax and book differences in gross appreciation/ depreciation of securities or the cost basis of securities.

F. COMMON STOCK:

      For the year ended October 31, 2007, the Fund issued 193,152 shares in connection with stock distribution in the amount of $6,219,513.

G. SHARE REPURCHASE PROGRAM:

      In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

      For the year ended October 31, 2007, the Fund repurchased 125,300 (2.70% of the shares outstanding at October 31, 2006 year end) of its shares for a total cost of $3,696,735, at an average discount of 8.79% of net asset value.

      For the year ended October 31, 2006, the Fund repurchased 60,950 (1.31% of the shares outstanding at October 31, 2005 year end) of its shares for a total cost of $1,460,049, at an average discount of 9.85% of net asset value.

H. MARKET CONCENTRATION:

      Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

I. SUBSEQUENT EVENT:

      On November 8, 2007, the Fund declared a stock distribution of $5.22 per share, which represents a distribution from net investment income of $0.36 and realized capital gains of $4.86, being $0.20 short-term capital gains and $4.66 long-term capital gains, to shareholders of record November 16, 2007, payable December 28, 2007.

THE NEW IRELAND FUND, INC.

REPORT OF INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of THE NEW IRELAND FUND, INC.:

      We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the "Fund"), including the portfolio holdings, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2006 and the financial highlights for each of the four years in the period ended October 31, 2006 have been audited by other auditors, whose report dated December 5, 2006 expressed an unqualified opinion on such financial statement and financial highlights.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of The New Ireland Fund, Inc., as of October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 5, 2007

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

      The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

      Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

--------------------------------------------------------------------------------

      The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

      There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

      The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

--------------------------------------------------------------------------------

                             MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

      On June 5, 2007, the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: Denis P. Kelleher 4,027,327 For; 83,645 Abstaining and David Dempsey 4,012,757 For; 98,215
Abstaining. Peter J. Hooper, Margaret Duffy, George G. Moore and Brendan Donohoe continue to serve in their capacities as Directors of the Fund.

                              FUND'S PRIVACY POLICY
--------------------------------------------------------------------------------

      The  New  Ireland  Fund,  Inc.   appreciates  the  privacy   concerns  and
expectations of its registered shareholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

      The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

      o Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

      o From the registered shareholder's broker as the shares are initially transferred into registered form.

      Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders' Information in the Fund's possession.

      The Fund's privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                              PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at http://www.newirelandfund.com; (3) on the SEC's website at http://www.sec.gov; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION
--------------------------------------------------------------------------------

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------

                                 CERTIFICATIONS
--------------------------------------------------------------------------------

      The Fund's president has certified to the New York Stock Exchange that, as of June 18, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a2(a) under the 1940 Act.

                                 TAX INFORMATION
--------------------------------------------------------------------------------

      For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period November 1, 2006 to October 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 1099 Div Form.

      For the fiscal year ended October 31, 2007, the Fund designated long-term capital gains of $21,948,714.

                           BOARD OF DIRECTORS/OFFICERS
--------------------------------------------------------------------------------

                                             TERM OF                  PRINCIPAL                  NUMBER OF
                            POSITION(S)    OFFICE AND               OCCUPATION(S)              PORTFOLIOS IN
                             HELD WITH       LENGTH                  AND OTHER                 FUND COMPLEX
        NAME, ADDRESS,          THE          OF TIME            DIRECTORSHIPS DURING            OVERSEEN BY
           AND AGE              FUND         SERVED*               PAST FIVE YEARS               DIRECTOR
------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Peter J. Hooper, 67         Director and   Since 1990   President of Hooper Associates-               1
Westchester Financial       Chairman of    Current      Consultants (1994 to present);
Center, Suite 1000          the Board      term         Director, The Ireland United States
50 Main Street                             expires in   Council for Commerce and Industry
White Plains, NY 10606                     2009.        (1984 to present); Director, Flax
                                                        Trust - America (1988 to 2007);
                                                        Director, Children's Medical
                                                        Research Foundation (1987 to 2004).

David Dempsey, 57           Director       Since 2007   Managing Director, Bentley                    1
360 Lexington Avenue                       Current      Associates L.P., (1991 to present).
3rd Floor                                  term
New York, NY 10017                         expires in
                                           2010.

Margaret Duffy, 63          Director       Since 2006   Financial Consultant, Director, The           1
164 East 72 Street                         Current      Dyson-Kissner-Moran Corporation
Suite 7B                                   term         (2000 to present); Director,
New York, NY 10021                         expires in   National Association of Women
                                           2008.        Artists, Inc. (2001 to present);
                                                        Director, Little Sisters of the
                                                        Assumption Family Health Service,
                                                        Inc. (2005 to present). Director,
                                                        The Ireland United States Council
                                                        for Commerce and Industry (1994 to
                                                        2005).

Denis P. Kelleher, 68       Director       Since 1991   Chief Executive Officer, Wall Street          1
17 Battery Place                           Current      Access-Financial Services (1981 to
New York, NY 10004                         term         present); Director, Independence
                                           expires in   Community Bank (1992 to 2006).
                                           2010.        Chairman and member of the Board of
                                                        Trustees, St. John's University
                                                        (1998 to 2007).

George G. Moore, 56         Director       Since 2004   Chairman/Chief Executive Officer,             1
8010 Towers Crescent                       Current      TARGUSinfo (1993 to present);
Drive                                      term         Chairman, AMACAI Information Corp.
Vienna, VA 22182                           expires in   (2001 to present).
                                           2009.

-----------

* Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.

                           BOARD OF DIRECTORS/OFFICERS
--------------------------------------------------------------------------------

                                             TERM OF                  PRINCIPAL                  NUMBER OF
                            POSITION(S)    OFFICE AND               OCCUPATION(S)              PORTFOLIOS IN
                             HELD WITH       LENGTH                  AND OTHER                 FUND COMPLEX
        NAME, ADDRESS,          THE          OF TIME            DIRECTORSHIPS DURING            OVERSEEN BY
           AND AGE              FUND         SERVED*               PAST FIVE YEARS               DIRECTOR
------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
Brendan Donohoe, 48**       Director and   Since 2005   President, Bank of Ireland Asset              1
Bank of Ireland Asset       President***   Current      Management (U.S.) Limited (2005 to
Management (U.S.)                          term         present); Director & Regional
Limited,                                   expires in   Director, Asia/Pacific, BIAM
300 First Stamford Place,                  2008.        Australia Pty Limited (2000 to
Stamford, CT 06902                                      2005); Director & Regional Director
                                                        Asia/Pacific, Bank of Ireland Asset
                                                        Management (Japan) Limited (2000 to
                                                        2005); Director, Iridian Asset
                                                        Management LLC (2005 to present).

OFFICERS***:

Brendan Donohoe             see description above

Lelia Long, 45              Treasurer      Since 2002   Senior Vice President & Director,
Bank of Ireland Asset                                   Bank of Ireland Asset Management
Management (U.S.)                                       (U.S.) Limited (1999 to present);
Limited,                                                Director, Iridian Asset Management
300 First Stamford Place                                LLC (2002 to 2005).
Stamford, CT 06902

Salvatore Faia, 45          Chief          Since 2005   President, Vigilant Compliance
Vigilant Compliance         Compliance                  Services, (2004 to present);
186 Dundee Drive,           Officer                     Trustee, Energy Income Partnership,
Suite 700                                               (2005 to present); Senior Legal
Williamstown, NJ 08094                                  Counsel, PFPC Inc. (2002 to 2004)

Colleen Cummings, 36        Assistant      Since 2006   Vice President and Director, PFPC
4400 Computer Drive         Treasurer                   Inc. (2004 to present); Manager,
Westborough, MA                                         PFPC Inc. (1998 to 2004)
01580

Vincenzo A. Scarduzio, 35   Secretary      Since 2005   Assistant Vice President, PFPC Inc.
760 Moore Road                                          (2006 to Present); Senior Regulatory
King of Prussia, PA 19406                               Administrator, PFPC Inc. (2001 to
                                                        2006).

-----------

* Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.

** Mr. Donohoe is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.

*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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

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

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

--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS

                  Peter J. Hooper    - CHAIRMAN OF THE BOARD
                  Brendan Donohoe    - PRESIDENT AND DIRECTOR
                  David Dempsey      - DIRECTOR
                  Margaret Duffy     - DIRECTOR
                  Denis P. Kelleher  - DIRECTOR
                  George G. Moore    - DIRECTOR
                  Lelia Long         - TREASURER
                  Colleen Cummings   - ASSISTANT TREASURER
                  Vincenzo Scarduzio - SECRETARY
                  Salvatore Faia     - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISER

                 Bank of Ireland Asset Management (U.S.) Limited
                            300 First Stamford Place
                           Stamford, Connecticut 06902

                                  ADMINISTRATOR

                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                    CUSTODIAN

                              JPMorgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT

                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                  LEGAL COUNSEL

                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

                              Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  c/o PFPC Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

--------------------------------------------------------------------------------
IR-AN 10/07

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.




ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is "independent."


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 37,595
        (2006) and $31,500 (2007).

Audit-Related Fees
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 (2006) and $0 (2007).

Tax Fees
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,605 (2006) and $3,500
        (2007).

All Other Fees
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0
        (2006) and $0 (2007).

 (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


                           THE NEW IRELAND FUND, INC.

                             Audit Committee Policy
                                       on
        Pre-Approval of Services Provided by the Independent Accountants
        ----------------------------------------------------------------

         The Audit Committee of The New Ireland Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

                  a review of the nature of the professional services expected to be provided,

                  a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

         POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

         On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

         The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

         AUDIT SERVICES

         The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

                  Annual Fund financial statement audits
                  SEC and regulatory filings and consents

         AUDIT-RELATED SERVICES

         The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

                  Accounting consultations
                  Agreed upon procedure reports
                  Attestation reports
                  Other internal control reports

         Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

         TAX SERVICES

         The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

                  Tax compliance services related to the filing or amendment of the following:
                  Federal, state and local income tax compliance; and Sales and use tax compliance
                  Timely RIC qualification reviews
                  Tax distribution analysis and planning
                  Accounting methods studies
                  Tax consulting services and related projects

         Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

         OTHER NON-AUDIT SERVICES

         Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

         PROSCRIBED SERVICES

         The Fund's independent accountants will not render services in the following categories of non-audit services:

                  Bookkeeping or other services related to the accounting records or financial statements of the Fund
                  Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
                  Actuarial services
                  Internal audit outsourcing services
                  Management functions or human resources
                  Broker or dealer, investment adviser, or investment banking services
                  Legal services and expert services unrelated to the audit Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO BIAM AND BIAM AFFILIATES

         Certain non-audit services provided to Bank of Ireland Asset Management (U.S.) Limited ("BIAM") or any entity controlling, controlled by or under common control with BIAM that provides ongoing services to the Fund ("BIAM Affiliates") will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations
                                             ----------------------------------
         and financial reporting of the Fund. Individual projects that are not
         -----------------------------------
         presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

         Although the Audit Committee will not pre-approve all services provided to BIAM Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to BIAM and BIAM Affiliates.

         December 10, 2003

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (2006) and $0 (2007).

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, George G. Moore and David Dempsey.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
                   MANAGEMENT INVESTMENT COMPANIES.

                        BANK OF IRELAND ASSET MANAGEMENT
                PROXY VOTING POLICY FOR ACTIVELY MANAGED CLIENTS

REVIEWED: APRIL 2007

TABLE OF CONTENTS:
------------------

I:PROXY VOTING PROCEDURES
-------------------------

PURPOSE.......................................................................3

SCOPE.........................................................................3

GUIDING PRINCIPLES............................................................3

DECISION AND VOTING PROCESS...................................................3

PROXY VOTING COMMITTEE........................................................4

CONFLICTS OF INTEREST.........................................................4

WHEN BIAM DOES NOT VOTE PROXIES...............................................5

II:PROXY VOTING GUIDELINES
--------------------------

AUDITORS......................................................................6

BOARD OF DIRECTORS............................................................6
         Election of Directors
         Classification/Declassification of the Board
         Majority Voting Proposals in the election of Directors
         Voting for Director Nominees in Contested Elections
         Voting for Strategic Initiatives in Contested Elections
         Director Indemnification and Liability Provisions
         Board Size
         Independent Chairman (Separate Chairman/CEO)
         Majority of Independent Directors/Establishment of Committees
         Director Tenure/Retirement Age
         Filling of Vacancies/Removal of Directors
         Executive and Director Compensation

SHAREHOLDER RIGHTS............................................................9
         Confidential Voting
         Shareholder Ability to Call Special Meetings

ANTI-TAKEOVER MEASURES........................................................9
         Amend Bylaws without Shareholder Consent
         Anti-Takeover Provisions
         Poison Pill Plans
         Greenmail
         Golden and Tin Parachutes

CAPITAL STRUCTURE............................................................11
         Adjustments to Par Value of Common Stock
         Common Stock Authorization
         Preferred Stock
         Pre-emptive Rights
         Share Repurchase Programs
         Stock Distributions: Splits and Dividends

MERGERS AND CORPORATE RESTRUCTURING..........................................12
         Going Private Transactions (LBOs and Minority Squeezeouts)
         Spin-offs

MISCELLANEOUS................................................................13
         Stock Option Expensing
         Amending Minor Bylaws
         Changing Corporate Name
         Changing Date, Time or Location of Annual Meeting
         Cumulative Voting

I        PROXY VOTING PROCEDURES

A. PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.

B. SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supersede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.

C. GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.

D. DECISION AND VOTING PROCESS

BIAM's proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, the Investment Support Unit will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

The Investment Support Unit is responsible for the communication of voting decisions between the Asset Managers and BIAM's proxy voting agent (the "Agent"). The Agent provides BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.

E. PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; the Investment Support Unit; Compliance and Client Service.

F. CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own. This designate will appoint a conflict resolution team in order to come to a decision on the vote in question. The conflict resolution team appointed will include a minimum of three members of the management team. The conflict team will also include either the Chief Executive Officer and /or the of Head of Compliance. The Chief Executive Officer will exclude himself from the conflict resolution team in the event that he is involved in the vote (i.e. election / re-election).

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the trustee's / clients whose securities are to be voted on; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's overall annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.

G. WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II       PROXY VOTING GUIDELINES

The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.

AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

o BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for or vote against individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

A classified board is one in which directors are divided into classes with each class serving a fixed term. Elections are staggered with each class up for re-election in different years. Board classification can result in less accountability and can make it more difficult for dissidents to gain control.

o BIAM will generally vote AGAINST proposals to classify the Board. BIAM will generally Vote FOR proposals to repeal classified Boards, and to elect directors annually.

MAJORITY VOTING PROPOSALS IN DIRECTOR ELECTIONS

Majority voting gives shareholders a meaningful voice in director election. A shift from plurality to majority voting in director elections means a director needs to get an affirmative majority of votes cast. The plurality system elects a director in an uncontested election once there is one affirmative vote, with votes withheld/against not being counted.

o BIAM will generally vote FOR resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.

o BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.

VOTING FOR STRATEGIC INITIATIVES IN CONTESTED ELECTIONS

o Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.

DIRECTOR INDEMNIFICATION AND LIABILITY PROVISIONS

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

o BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.

BOARD SIZE

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

o BIAM generally will vote FOR proposals that seek to fix the size of the board.

o BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

BIAM will review on a CASE-BY-CASE basis proposals to separate the roles of chairman and CEO. BIAM will vote in favor of a combined role if the company has implemented an appropriate counterbalancing governance structure. In determining if the appropriate measures are in place BIAM may consider the following:

A. Designated lead director
B. 2/3 independent board
C. All independent key committees
D. Committee chairpersons nominated by independent directors
E. Established governance guidelines


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

o BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

o BIAM generally will vote FOR proposals asking that board audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.

DIRECTOR TENURE/RETIREMENT AGE

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

o BIAM believes that directors should be judged on their own merit and will generally vote AGAINST proposals for such arbitrary guidelines as age restrictions.

o BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

o BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.

Executive and Director Compensation

Directors compensation plans should be aligned with shareholders long-term interests.

o Evaluation of plans will be done on a CASE-BY-CASE basis, considering several factors in determining if it is reasonable and fair

SHAREHOLDER RIGHTS

Confidential Voting

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

o BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

o BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

o BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

o BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

ANTI-TAKEOVER MEASURES

BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

o BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

o BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

ANTI-TAKEOVER PROVISIONS

BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.

POISON PILL PLANS

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

o BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

o BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

o BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

o BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

o BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.

GOLDEN AND TIN PARACHUTES

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

o BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.

CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

o BIAM generally will vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

o BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

o BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

PREFERRED STOCK

o BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

o BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.

SHARE REPURCHASE PLANS

o    BIAM will generally vote FOR share repurchase plans .

PRE-EMPTIVE RIGHTS

Pre-emptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own.

o BIAM will generally vote FOR proposals on issuance requests with pre-emptive rights up to a maximum of 100% of currently issued share capital.

o For issuance requests without pre-emptive rights, BIAM will generally vote FOR issuances up to a maximum of 20% of currently issued share capital.

SHARE REPURCHASE PROGRAMS

o BIAM generally will vote FOR management proposals to institute open-market share repurchase plans (Stock Repurchase Program).

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

o BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

o    BIAM generally will vote FOR recommended stock splits.

MERGERS AND CORPORATE RESTRUCTURINGS

o BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

o BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

SPIN-OFFS

o BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

MISCELLANEOUS

STOCK OPTION EXPENSING

o BIAM generally will vote FOR proposals that the company expense stock options unless management has already publicly committed to start expensing by a specific date.

AMENDING MINOR BYLAWS

o BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGING CORPORATE NAME

o BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

CHANGING DATE, TIME OR LOCATION OF ANNUAL MEETING

o BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.

CUMULATIVE VOTING

Cumulative voting is a method of voting that permits shareholders to combine their total Votes and cast different numbers of votes for different candidates.

o BIAM will generally vote AGAINST proposals to adopt cumulative voting practices.




ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

  (A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         PETER O'DONOGHUE, CFA, EQUITY MANAGER

         Peter O'Donoghue joined Bank of Ireland Asset Management (the "Advisor") in 2001 though the graduate recruitment programme. Prior to joining the Asset Management team, Peter held a number of roles in various areas of the business including Portfolio Construction, Global Support and our European office. He holds a BA in International Business & Languages from Dublin City University and is also a CFA charterholder. Peter is also a member of the Society of Investment Analysts of Ireland. Peter O'Donoghue is primarily responsible for the management of the Registrant's portfolio and has responsibility for all the day-to-day management of the Registrant portfolio including stock research, stock selection and portfolio management. Peter O'Donoghue was appointed as Portfolio Manager of the Registrant on December 7, 2006.

  (A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT
         TEAM MEMBER

         As of December 31, 2007 Mr. O'Donoghue did not manage any other registered investment companies.

         Peter O'Donoghue is also a member of the EAFE Product Investment Team. As of October 31, 2007 this team managed the following accounts:

         --------------------- ------------------- ----------------------- ---------------------- ------------------------
                                                                              No. of Accounts         Total Assets in
                                     Total                                  where Advisory Fee        Accounts where
                                No. of Accounts                                is Based on        Advisory Fee is Based
           Type of Accounts         Managed             Total Assets            Performance           on Performance
           ----------------         -------             ------------            -----------              -----------
         --------------------- ------------------- ----------------------- ---------------------- ------------------------
         --------------------- ------------------- ----------------------- ---------------------- ------------------------

         Registered                    0                     0                       0                       0
         Investment
         Companies:
         --------------------- ------------------- ----------------------- ---------------------- ------------------------
         --------------------- ------------------- ----------------------- ---------------------- ------------------------
         Other Pooled                  2                $98,232,353                  0                       0
         Investment Vehicles:
         --------------------- ------------------- ----------------------- ---------------------- ------------------------
         --------------------- ------------------- ----------------------- ---------------------- ------------------------
         Other Accounts:               6               $2,881,076,037                0                       0
         --------------------- ------------------- ----------------------- ---------------------- ------------------------


         POTENTIAL CONFLICTS OF INTERESTS

         In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

         The Advisor has adopted a code of ethics policy that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor's fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor's personal dealing rules apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute material client trades in the same security, in the seven days before or the seven days following the proposed employee deal. The code requires employees to report any transactions in mutual funds where the Advisor acts as an adviser or sub-adviser to the fund. The code also covers issues such as prohibited transactions, blackout periods for transactions, and short term trading.

         In addition to managing the Registrant's Portfolio, the Portfolio Manager is a member of a team that manages multiple portfolios for multiple clients. Accordingly the Portfolio Manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons and risk profiles that differ from those of the Registrant. The portfolio Manager makes investment decisions for the Registrant based on its investment objective, policies and other relevant investment considerations, Consequently, the Portfolio Manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Registrant, which has the potential to adversely impact the Registrant, depending on market conditions. There is a fiduciary duty for the Advisor to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients and to ensure that all accounts with substantially similar investment objectives are treated equitably. These procedures ensure that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

         Generally, the above will be achieved by allocating on a simple pro-rata basis. However, to ensure that all clients get meaningful order sizes in a cost effective manner, allocations to clients are generally targeted to be greater than 0.03% of each client's account assets. There are exceptions to the 0.03% De Minimus allocation such as when IPO orders are only partially filled. Partially filled IPO orders are generally allocated pro-rata in accordance with the original order without reference to achieving a minimum targeted percentage of client assets. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

  (A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT
         TEAM MEMBERS

         The Registrant pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Registrant. There are three components to the compensation structure used by the Advisor. The compensation package is highly competitive and includes a competitive fixed base salary, a performance-linked bonus and a Bank of Ireland Group capital stock issue plan. Compensation is not based on the value of assets held in the Registrant's portfolio. The performance measures used are applied consistently among all portfolio managers and portfolios.

         The bonuses paid to the portfolio managers are linked both to the quality of an individual's stock research and also to the contribution they make to the performance of the product group and/or portfolio to which they are associated. The primary performance assessment of the portfolio manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

         The stock issue plan is based on the overall profitability of Bank of Ireland while bonuses are based on the profitability of Bank of Ireland Asset Management and on individual achievement.

  (A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

         As of December 31, 2007 beneficial ownership of shares of the registrant by the Portfolio Manager is as follows:

             Name of Portfolio Manager or          Dollar ($) Range of Fund
                      Team Member                  Shares Beneficially Owned

                    Peter O'Donoghue                           0


     (B) Not applicable.



  ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES



                                                                                           (d) Maximum Number (or
                                      (b) Average       (c) Total Number of Shares      Approximate dollar Value) of
                  (a) Total Number   Price Paid Per     (or Units purchased as Part   Shares (or Units) that May Yet Be
                    of Shares (or      Share (or        of Publicly Announced Plans     Purchased Under the Plans or
      Period      Units) Purshased       Unit)               or Programs                        Programs
May 1 2007 to May       0                  0                      0                              464,166
31 2007

June 1 2007 to          0                  0                      0                              464,166
June 30 2007

July 1 2007 to          24,400             30.15                  24,400                         464,166
July 31 2007

August 1 2007 to        81,400             29.47                  81,400                         464166
August 31 2007

September 1 2007        19,500             28.84                  19,500                         464,166
to September 30
2007

October 1 2007 to       0                  0                      0                              464,166
October 31 2007

Total                   125,300            29.50                  125,300                        464,166


a.       The date each plan or program was announced: February 2000
b. The dollar amount (or share or unit amount) approved: 10% of shares outstanding at the previous fiscal year end
c.       The expiration date (if any) of each plan or program: None
d. Each plan or program that has expired during the period covered by the table: None e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Certifications  pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The New Ireland Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Brendan Donohoe
                         -------------------------------------------------------
                          Brendan Donohoe, President
                          (principal executive officer)

Date     December 18, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Brendan Donohoe
                         -------------------------------------------------------
                          Brendan Donohoe, President
                          (principal executive officer)

Date     December 18, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Lelia Long
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date     December 18, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.